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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2000 relating to the financial statements, which is included in WorldGate Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/  PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Philadelphia, PA
November 8, 2000